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                    METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                       SUPPLEMENT DATED OCTOBER 27, 2014
                                       TO
                       PROSPECTUSES DATED APRIL 28, 2014

This supplement describes changes to the Guaranteed Withdrawal Benefit for Life ("GWB") described in the prospectuses dated April 28, 2014 for the MetLife Growth and Guaranteed Income variable annuity contracts issued by MetLife Investors USA Insurance Company ("MLI USA") and Metropolitan Life Insurance Company (together with MLI USA, "we," "us," or "our"). These changes are effective for contracts issued based on applications and necessary information that we receive in Good Order at the Annuity Service Center after the close of the New York Stock Exchange on or after November 17, 2014.

IN ORDER TO BE ISSUED A CONTRACT WITH THE CURRENT VERSION OF THE GWB, YOU MUST MAIL THE APPLICATION AND NECESSARY INFORMATION SO IT IS RECEIVED, IN GOOD ORDER, AT THE ANNUITY SERVICE CENTER BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON NOVEMBER 14, 2014.

This supplement also notifies you that on November 17, 2014 the name of the contract will be changed to "MetLife Growth and Income."

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at: Annuity Service Center, P.O. Box 770001, Cincinnati, OH 45277-0051 or call us at (800) 544-2442 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

     1. GWB WITHDRAWAL PERCENTAGE

Effective for contracts issued based on applications and necessary information received in Good Order on or after November 17, 2014, the GWB Withdrawal Percentage is determined as follows:

     Once the youngest Annuitant reaches age 59 1/2, your first withdrawal will establish a Withdrawal Percentage as shown in the table below. Once established, your Withdrawal Percentage will never change.

     If the contract has two Annuitants on the contract date and one Annuitant dies before a Withdrawal Percentage is determined, the age of the surviving Annuitant will be used to determine the applicable Withdrawal Percentage from the table below. If you never take a withdrawal before the latest possible Annuity Date, the Withdrawal Percentage for age 76 and older indicated in the table below will be used to establish your eligible GWB Amount on the latest possible Annuity Date.

                       Withdrawal Percentage -    Withdrawal Percentage -
                           Single Annuitant           Joint Annuitants
Age at 1st Withdrawal     (Annuitant's Age)      (Youngest Annuitant's Age)
---------------------  ------------------------  --------------------------
   59 1/2 - 64                  4%                           4%
     65 - 75                    5%                         4.75%
   76 and older               5.50%                        5.00%

CONTRACTS WITH THE CURRENT VERSION OF THE GWB WILL NO LONGER BE AVAILABLE FOR PURCHASE, EFFECTIVE FOR APPLICATIONS RECEIVED AFTER THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON NOVEMBER 14, 2014.

                                       1                           1.9861066.100

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     2. NAME CHANGE

Effective November 17, 2014, the name of the variable annuity contract will be changed to "MetLife Growth and Income."

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

P.O. Box 770001                                       Telephone: (800) 544-2442
Cincinnati, OH 45277-0051

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